Exhibit 10.1

FORM A

WARRANTS UNWIND AND TERMINATION AGREEMENT

This WARRANTS UNWIND AND TERMINATION AGREEMENT (this “Termination Agreement”) with respect to the Warrants Transactions (as defined below) is made as of August 15, 2025, between Cinemark Holdings, Inc., a Delaware corporation (“Company”) and [●] (“Dealer”).

WHEREAS, Dealer and Company entered into a Base Warrants Transaction (the “Base Warrants Transaction”) pursuant to an ISDA confirmation dated as of August 18, 2020, which supplements, forms a part of, and is subject to an agreement in the form of the 2002 ISDA Master Agreement, pursuant to which Dealer purchased from Company [●] warrants (as amended, modified, terminated or unwound from time to time, the “Base Warrants Confirmation”);

WHEREAS, Dealer and Company entered into an Additional Warrants Transaction (the “Additional Warrants Transaction” and, together with the Base Warrants Transaction, the “Warrants Transactions”) pursuant to an ISDA confirmation dated as of August 20, 2020, which supplements, forms a part of, and is subject to an agreement in the form of the 2002 ISDA Master Agreement, pursuant to which Dealer purchased from Company [●] warrants (as amended, modified, terminated or unwound from time to time, the “Additional Warrants Confirmation” and, together with the Base Warrants Confirmation, the “Warrants Confirmations”);

WHEREAS, Dealer and Company have agreed that, in order to reflect the Company’s declaration and payment of cash dividends on the Shares of $0.08 per Share from the date on which the Company announced such dividend through the Maturity Date thereof, the number of warrants comprising the Base Warrants Transaction has been adjusted in accordance with the terms thereof to [●] and the number of warrants comprising the Additional Warrants Transaction has been adjusted in accordance with the terms thereof to [●] for a total number of warrants comprising the Warrants Transactions of [●];

WHEREAS, Company has requested, and Dealer has agreed to, the full and complete discharge and termination of the Warrants Transactions to occur on the Unwind Settlement Date, such termination to be on the terms and conditions set forth in this Termination Agreement;

NOW, THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby mutually covenant and agree as follows:

1.          Defined Terms.  Any capitalized term not otherwise defined herein shall have the meaning set forth for such term in the Base Warrants Confirmation or the Additional Warrants Confirmation, as the case may be. The following terms shall have the following meanings:

“Average VWAP” means the arithmetic average of the Daily VWAPs during the VWAP Period.

“Common Stock” means the common stock of Company, par value USD 0.001 per share (Exchange symbol: CNK).

“Daily VWAP” means for any VWAP Trading Day during the VWAP Period, the per Share volume-weighted average price of the Common Stock as displayed under the heading “Bloomberg VWAP” on Bloomberg page “CNK. US <equity> AQR” (or its equivalent successor if such page is not  available) in respect of the period from the scheduled open of trading on the Exchange until the Scheduled Closing Time of the primary trading session on such trading day (or if such volume-weighted average price is unavailable, the market value of one share of the Common Stock on such trading day as determined by Dealer in good faith using, if reasonably practicable, a volume-weighted method). The “Daily VWAP” shall be determined without regard to after-hours trading or any other trading outside of the regular trading session trading hours.

“Delivery Value Amount” means an amount in USD determined by Dealer according to the table set forth in Schedule A attached hereto (using linear interpolation to determine the Delivery Value Amount for any Average VWAP that is between two Average VWAPs set forth in the table in Schedule A).

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“Delivery Number of Shares” means the whole number of shares of Common Stock obtained by dividing 50% of the Delivery Value Amount by the Average VWAP and excluding fractional shares.

“Fractional Share Cash Amount” means the cash value determined using the Average VWAP as the price of the Common Stock (the “Fractional Share Cash Amount”) of any fractional shares remaining after subtracting from the Delivery Value Amount the product of the Delivery Number of Shares and the Average VWAP.

“Settlement Cash Amount” means an amount of cash in US Dollars equal to the sum of (i) 50% of the Delivery Value Amount and (ii) the Fractional Share Cash Amount.

“Unwind Settlement Date” means the second Settlement Business Day immediately following the last VWAP Trading Day of the VWAP Period.

“VWAP Period” means the period of 55 VWAP Trading Days commencing on and including August 18, 2025.

“VWAP Trading Day” means a day during the VWAP Period on which (x) there is no VWAP Market Disruption Event and (y) trading in the Common Stock generally occurs on The New York Stock Exchange or, if the Common Stock is not then listed on The New York Stock Exchange, on the principal other U.S. national or regional securities exchange on which Common Stock is then listed or, if the Common Stock is not then listed on a U.S. national or regional securities exchange, on the principal other market on which Common Stock is then listed or admitted for trading, except that if the Common Stock is not so listed or admitted for trading, “VWAP Trading Day” means a Exchange Business Day.

“VWAP Market Disruption Event” means (i) a failure by the primary U.S. national or regional securities exchange or market on which the Common Stock is listed or admitted for trading to open for trading during its regular trading session or (ii) the occurrence or existence prior to 1:00 p.m., New York City time, on any VWAP Trading Day for the Common Stock for more than a one half-hour period in the aggregate during regular trading hours of any suspension or limitation imposed on trading (by reason of movements in price exceeding limits permitted by the relevant stock exchange or otherwise) in the Common Stock or in any options contracts or futures contracts traded on any U.S. exchange relating to the Common Stock.

2.          Termination of Warrants Transactions and Warrants Confirmations.  Notwithstanding anything to the contrary in the Warrants Confirmations, Company and Dealer agree that, on the Unwind Settlement Date:

(a)          Company shall (i) deliver the Delivery Number of Shares and (ii) pay to Dealer the Settlement Cash Amount by wire transfer of immediately available funds, in each case to the Dealer account specified for such delivery or payment in Schedule B;

(b)          immediately upon receipt by Dealer of both the Delivery Number of Shares and the Settlement Cash Amount (the time of such receipt, the “Termination Time”), without any further action of either party, the Warrants Confirmations, the Warrants Transactions and the related side letters shall be terminated, cancelled and extinguished in all respects and deemed to have been satisfied and discharged in full and neither party shall have any further rights or obligations with respect to the Warrants Transactions, the Warrants Confirmations and related side letters; and

(c)          each of Dealer and Company and their respective affiliates, officers, directors, employees, attorneys, representatives, and agents shall be released and forever discharged by each other party hereto from any obligations and liability under, or in connection with, the Warrants Transactions, the Warrants Confirmations and the related side letters.

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3.          Representations and Warranties of Company and Dealer.  Each of Company and Dealer represents and warrants to the other party on the date hereof that:

(a)           it is duly organized and validly existing under the laws of the jurisdiction of its organization or incorporation and, if relevant under such laws, in good standing;

(b)          it has the power to execute this Termination Agreement and any other documentation relating to this Termination Agreement, to deliver this Termination Agreement and each such other document relating thereto (if any) and to perform its obligations hereunder and thereunder (as applicable) and has taken all necessary action to authorize such execution, delivery and performance;

(c)          (i) it is entering into this Termination Agreement as principal (and not as agent or in any other capacity); (ii) neither the other party nor any of the other party’s Affiliates or agents are acting as a fiduciary for it; (iii) it is not relying upon any representations except those expressly set forth herein; (iv) it has consulted with its own legal, regulatory, tax, business, investment, financial, and accounting advisors to the extent that it has deemed necessary, and it has made its own investment, hedging, and trading decisions based upon its own judgment and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by the other party or any of the other party’s Affiliates or agents; and (v) it is entering into this Termination Agreement with a full understanding of the terms, conditions and risks thereof and it is capable of assuming, and willing to assume, those risks;

(d)          such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets;

(e)          all governmental and other consents that are required to have been obtained by it with respect to this Termination Agreement have been obtained and are in full force and effect and all conditions of any such consents have been complied with; and

(f)          its obligations under this Termination Agreement constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors’ rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)).

4.          Representation as to Retention of Interests.  On the date hereof and at all times prior to the Termination Time, each party represents to the other that it (i) has not assigned any interest in or delegated any obligation under the Warrants Transactions to any other party and (ii) remains a party to the Warrants Transactions as set forth in the Warrants Confirmations to the full extent as on the date of execution thereof.

5.          Additional Representations, Warranties, and Agreements of Company.  Company represents and warrants to Dealer and agrees with Dealer on the date hereof that:

(a)	Company is not, on the date hereof, in possession of any material non-public information with respect to Company or the Shares.

(b)
Company is not entering into this Termination Agreement to create actual or apparent trading activity in the Shares (or any security convertible into or exchangeable for the Shares) or to raise or depress or otherwise manipulate the price of the Shares (or any security convertible into or exchangeable for the Shares) or otherwise in violation of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(c)
Company is entering into this Agreement in good faith and not as a part of a plan or scheme to evade the compliance with federal securities laws including, without limitation, Rule 10b-5 promulgated under the Exchange Act.

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(d)
The Warrant Shares have been reserved for issuance by all required corporate action of Company, have been duly authorized and, when delivered to Dealer as contemplated by the terms of the Warrants Transactions and this Unwind Agreement, will be validly issued, fully paid and non-assessable, and the issuance of the Warrant Shares will not be subject to any preemptive or similar rights.

(e)
Company is not and, after consummation of the transactions contemplated hereby, will not be required to register as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

(f)
Company is an “eligible contract participant” (as such term is defined in Section 1a(18) of the Commodity Exchange Act, as amended, other than a person that is an eligible contract participant under Section 1a(18)(C) of the Commodity Exchange Act).

(g)	Company is not “insolvent” (as such term is defined under Section 101(32) of the U.S. Bankruptcy Code (Title 11 of the United States Code) (the “Bankruptcy Code”)).

(h)
On each day during the VWAP Period, Company shall not cause the Shares or any securities that are convertible into, or exchangeable or exercisable for, Shares to be subject to a “restricted period,” as such term is defined in Regulation M under the Exchange Act.  Company shall not engage in any “distribution,” as such term is defined in Regulation M under the Exchange Act, other than a distribution meeting the requirements of the exceptions set forth in sections 101(b)(10) and 102(b)(7) of Regulation M under the Exchange Act, until the Exchange Business Day immediately following the last day of the VWAP Period.

(i)
On each Scheduled Trading Day during the VWAP Period, neither Company nor any “affiliated purchaser” (as defined in Rule 10b-18 of the Exchange Act) shall directly or indirectly (including, without limitation, by means of any cash-settled or other derivative instrument) purchase, offer to purchase, place any bid or limit order that would effect a purchase of, or commence any tender offer relating to, any Shares (or an equivalent interest, including a unit of beneficial interest in a trust or limited partnership or a depository share) or any security convertible into or exchangeable or exercisable for Shares (but excluding convertible debt); provided that this Section 5(i) shall not limit Company ‘s ability (or the ability of any “affiliate” or “affiliated purchaser” of Company ), (i) pursuant to its employee incentive plans, to re-acquire Shares in connection with the related equity transactions; (ii) to withhold shares to cover exercise price and/or tax liabilities associated with such equity transactions; or (iii) to grant Shares and options to “affiliates” or “affiliated purchasers” (as defined in Rule 10b-18) or the ability of such affiliates or affiliated purchasers to acquire such Shares or options, in connection with Company ‘s compensatory plans for directors, officers and employees or any agreements with respect to the compensation of directors, officers or employees of any entities that are acquisition targets of Company , so long as, in the case of clause (i), (ii) or (iii) of this proviso, any such re-acquisition, withholding, grant, acquisition or other purchase does not constitute a “Rule 10b-18 Purchase” (as defined in Rule 10b-18) and (b) Company  or such “affiliate” or “affiliated purchaser” may purchase Shares in privately negotiated (off-market) transactions that do not, directly or indirectly, involve purchases on any securities exchange and are not “Rule 10b-18 purchases” (as defined in Rule 10b-18), in each case without Dealer’s consent.

(j)
On or prior to the date hereof,  Company has notified Dealer of the total number of Shares, if any, purchased by or for Company or any of its affiliated purchasers in Rule 10b-18 purchases of blocks (all as defined in Rule 10b-18 under the Exchange Act) pursuant to the once-a-week block exception set forth in Rule 10b-18(b)(4) during the four full calendar weeks immediately preceding the date hereof.

6.          Company Acknowledgement.  Company acknowledges and agrees that (i) Dealer shall make its own determination as to whether, when or in what manner any hedging or market activities in securities of Issuer shall be conducted and shall do so in a manner that it deems appropriate to hedge its price and market risk with respect to the Warrants Transactions and this Termination Agreement; (ii) Company does not have, and shall not attempt to exercise, any influence over how, when or whether Dealer (or its agents or Affiliates) effects purchases or sales of securities of Company in connection with the Warrants Transactions or this Termination Agreement, (iii) at any time during the VWAP Period, Dealer and its affiliates or agents may buy or sell Shares or other securities or buy or sell options or futures contracts or enter into swaps or other derivative securities in order to adjust its hedge position with respect to the Warrants Transactions and this Termination Agreement; (iv) Dealer and its affiliates or agents also may be active in the market for Shares other than in connection with hedging activities in relation to the Warrants Transactions and this Termination Agreement; and (v) any market activities of Dealer and its affiliates or agents with respect to Shares may affect the market price and volatility of Shares, as well as any Daily VWAP, each in a manner that may be adverse to the Company.

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7.          Adjustment of Warrants Transactions. If any event or condition occurs after the date of this Unwind Agreement and on or before the last VWAP Trading Day of the VWAP Period, if any, and such event or condition would have permitted Dealer or the Calculation Agent to adjust the terms of the Warrants Transactions under the Warrants Confirmations, Dealer may (but is not obligated to) adjust the Delivery Value Amount in the table set forth in Schedule A hereto as necessary to reflect the economic effect, if any, of such event or condition on the Delivery Value Amount.   If any event or condition occurs after the date of this Unwind Agreement and on or before the last VWAP Trading Day of the VWAP Period, if any, and such event or condition would have required Dealer or the Calculation Agent to adjust the terms of the Warrants Transactions under the Warrants Confirmations, Dealer shall adjust the Delivery Value Amount in the table set forth in Schedule A hereto as necessary to reflect the economic effect, if any, of such event or condition on the Delivery Value Amount.  In each case, for the avoidance of doubt, any such adjustment to the Delivery Value Amount shall be the sole means of adjustment to reflect any such economic effect, and shall be in lieu any adjustment to the terms of the Warrants Transactions pursuant to the Warrants Confirmations and provided, further, that notwithstanding any other provision of this Termination Agreement or the Warrants Confirmations, no adjustment shall be made to the Delivery Value Amounts set forth in the table in Schedule A hereto or otherwise in respect of the declaration by the Board of Directors of the Company or the payment by the Company of an ordinary cash dividend in the amount of $0.08 per share per fiscal quarter. Dealer and Calculation Agent agree to act in good faith and in a commercially reasonable manner in making any determinations and adjustments pursuant to this Termination Agreement or the Warrants Confirmations.

8.          Notices.  For purposes of this Termination Agreement, the addresses for notices or communications to the parties shall be as set forth in the Warrants Confirmations.

9.          Governing Law.  This Termination Agreement and any claim, controversy or dispute arising under or related to this termination agreement shall be governed by the laws of the state of New York. the parties hereto irrevocably submit to the exclusive jurisdiction of the courts of the state of New York and the United States Court for the Southern District of New York in connection with all matters relating hereto and waive any objection to the laying of venue in, any claim of inconvenient forum with respect to, these courts.

10.          Waiver of Trial by Jury.  EACH OF COMPANY AND DEALER HEREBY IRREVOCABLY WAIVES (ON ITS OWN BEHALF AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ON BEHALF OF ITS STOCKHOLDERS) ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THE TRANSACTION OR THE ACTIONS OF DEALER OR ITS AFFILIATES IN THE NEGOTIATION, PERFORMANCE OR ENFORCEMENT HEREOF.

11.          Amendments.  No amendment, modification, waiver, or termination in respect of this Termination Agreement will be effective unless in writing (including a writing evidenced by a facsimile transmission) and executed by both of the parties.

12.          Counterparts.  This Termination Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.  Delivery of an executed counterpart signature page by e-mail (PDF) or telecopy shall be effective as delivery of a manually executed counterpart of this Termination Agreement.

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IN WITNESS WHEREOF, the parties have executed this Termination Agreement with effect from the date specified on the first page of this Termination Agreement.

CINEMARK HOLDINGS, INC

By:
Name:
Title:

[●]

By:
Name:
Title:

[Signature Page to Warrants Unwind and Termination Agreement]

Schedule A

The Delivery Value Amount shall be determined by Dealer according to the table below.

Average VWAP	Delivery Value Amount
$[___] or below	$[____]
$[___]	$[____]
$[___]	$[____]
$[___]	$[____]
$[___]	$[____]
$[___]	$[____]
$[___]	$[____]
$[___]	$[____]
$[___] or above	$[____]

Schedule B
Dealer Delivery Instructions for Shares and Cash

Dealer Securities Account to which shares of Common Stock are to be delivered:

Dealer Cash Receipt Account to receive payment of Settlement Cash Amount:

Bank Routing Number:	[●]
SWIFT Code:	[●]
General Bank Reference Address	[●]
Account Number:	[●]
Account Name	[●]

FORM B

WARRANTS UNWIND AND TERMINATION AGREEMENT

This WARRANTS UNWIND AND TERMINATION AGREEMENT (this “Termination Agreement”) with respect to the Warrants Transactions (as defined below) is made as of August 15, 2025, between Cinemark Holdings, Inc., a Delaware corporation (“Company”) and [●] (“Dealer”).

WHEREAS, Dealer and Company entered into a Base Warrants Transaction (the “Base Warrants Transaction”) pursuant to an ISDA confirmation dated as of August 18, 2020, which supplements, forms a part of, and is subject to an agreement in the form of the 2002 ISDA Master Agreement, pursuant to which Dealer purchased from Company [●] warrants (as amended, modified, terminated or unwound from time to time, the “Base Warrants Confirmation”);

WHEREAS, Dealer and Company entered into an Additional Warrants Transaction (the “Additional Warrants Transaction” and, together with the Base Warrants Transaction, the “Warrants Transactions”) pursuant to an ISDA confirmation dated as of August 20, 2020, which supplements, forms a part of, and is subject to an agreement in the form of the 2002 ISDA Master Agreement, pursuant to which Dealer purchased from Company [●] warrants (as amended, modified, terminated or unwound from time to time, the “Additional Warrants Confirmation” and, together with the Base Warrants Confirmation, the “Warrants Confirmations”);

WHEREAS, Dealer and Company have agreed that, in order to reflect the Company’s declaration and payment of cash dividends on the Shares of $0.08 per Share from the date on which the Company announced such dividend through the Maturity Date thereof, the number of warrants comprising the Base Warrants Transaction has been adjusted in accordance with the terms thereof to [●] and the number of warrants comprising the Additional Warrants Transaction has been adjusted in accordance with the terms thereof to [●] for a total number of warrants comprising the Warrants Transactions of [●] (the “Aggregate Warrant Entitlement”);

WHEREAS, Company has requested, and Dealer has agreed to, the full and complete discharge and termination of the Warrants Transactions to occur on the Unwind Settlement Date, such termination to be on the terms and conditions set forth in this Termination Agreement;

NOW, THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby mutually covenant and agree as follows:

1.          Defined Terms.  Any capitalized term not otherwise defined herein shall have the meaning set forth for such term in the Base Warrants Confirmation or the Additional Warrants Confirmation, as the case may be. The following terms shall have the following meanings:

“Common Stock” means the common stock of Company, par value USD 0.001 per share (Exchange symbol: CNK).

“Daily VWAP” means for any VWAP Trading Day during the VWAP Period, the per Share volume-weighted average price of the Common Stock as displayed under the heading “Bloomberg VWAP” on Bloomberg page “CNK. US <equity> AQR” (or its equivalent successor if such page is not  available) in respect of the period from the scheduled open of trading on the Exchange until the Scheduled Closing Time of the primary trading session on such trading day (or if such volume-weighted average price is unavailable, the market value of one share of the Common Stock on such trading day as determined by Dealer in good faith using, if reasonably practicable, a volume-weighted method). The “Daily VWAP” shall be determined without regard to after-hours trading or any other trading outside of the regular trading session trading hours.

“Daily Cash Amount” means, for each VWAP Trading Day in the VWAP Period, cash in US Dollars equal to (i) the Daily Number of Shares, times (ii) 50% of the Daily Value Amount for such VWAP Trading Day (rounded to the nearest cent).

“Daily Number of Shares” means 1/55th of the Aggregate Warrant Entitlement.

“Daily Share Amount” means, for each VWAP Trading Day in the VWAP Period, a number of shares of Common Stock equal to (i) the Daily Number of Shares, times (ii) (a) 50% of the Daily Value Amount for such VWAP Trading Day, divided by (b) the Daily VWAP for such VWAP Trading Day, rounded to the nearest 10,000th of a share.

“Daily Value Amount” means an amount in USD determined by Dealer according to the table set forth in Schedule A attached hereto (using linear interpolation to determine the Daily Value Amount for any Daily VWAP that is between two Daily VWAPs set forth in the table in Schedule A).

“Fractional Share Cash Amount” means, for each Unwind Settlement Date, the cash value equal to (a) the Weekly Fractional Share Amount times (b) the Daily VWAP for the last VWAP Trading Day of the Weekly VWAP Period preceding such Unwind Settlement Date.

“Unwind Settlement Date” means, for each calendar week commencing the week of Monday, August 18, 2025 and ending with the calendar week that includes the last VWAP Trading Day of the VWAP Period, the first Settlement Business Day immediately following the last VWAP Trading Day of such calendar week.  For example, (a) the Unwind Settlement Date for the week of Monday, August 18, 2025 will be Monday, August 25, 2025 and (b) if the last VWAP Trading Day in the VWAP Period (i.e., the 55th VWAP Trading Day) is a Wednesday, the Unwind Settlement Date for such calendar week will be Thursday (if Thursday is a Settlement Business Day).

“VWAP Period” means the period of 55 VWAP Trading Days commencing on and including August 18, 2025.

“VWAP Trading Day” means a day during the VWAP Period on which (x) there is no VWAP Market Disruption Event and (y) trading in the Common Stock generally occurs on The New York Stock Exchange or, if the Common Stock is not then listed on The New York Stock Exchange, on the principal other U.S. national or regional securities exchange on which Common Stock is then listed or, if the Common Stock is not then listed on a U.S. national or regional securities exchange, on the principal other market on which Common Stock is then listed or admitted for trading, except that if the Common Stock is not so listed or admitted for trading, “VWAP Trading Day” means a Exchange Business Day.

“VWAP Market Disruption Event” means (i) a failure by the primary U.S. national or regional securities exchange or market on which the Common Stock is listed or admitted for trading to open for trading during its regular trading session or (ii) the occurrence or existence prior to 1:00 p.m., New York City time, on any VWAP Trading Day for the Common Stock for more than a one half-hour period in the aggregate during regular trading hours of any suspension or limitation imposed on trading (by reason of movements in price exceeding limits permitted by the relevant stock exchange or otherwise) in the Common Stock or in any options contracts or futures contracts traded on any U.S. exchange relating to the Common Stock.

“Weekly Delivery Number of Shares” means, for each Unwind Settlement Date, the whole number of shares of Common Stock equal to the sum of the Daily Share Amounts for each VWAP Trading Day in the Weekly VWAP Period preceding such Unwind Settlement Date (rounding such total down to the nearest whole number of shares (such fractional amount, the “Weekly Fractional Share Amount”)).

“Weekly Number of Shares” means, for each Unwind Settlement Date, (i) a fraction equal to the number of VWAP Trading Days in the Weekly VWAP Period for such Unwind Settlement Date, divided by 55, times (ii) the Aggregate Warrant Entitlement.

“Weekly Settlement Cash Amount” means, for each Unwind Settlement Date, an amount of cash in US Dollars equal to the sum of (i) the sum of the Daily Cash Amount for each VWAP Trading Day in the Weekly VWAP Period preceding such Unwind Settlement Date and (ii) the Fractional Share Cash Amount for such Weekly VWAP Period.

“Weekly VWAP Period” means for each calendar week in the VWAP Period, the period consisting of each VWAP Trading Day in such calendar week.

2.          Termination of Warrants Transactions and Warrants Confirmations.  Notwithstanding anything to the contrary in the Warrants Confirmations, Company and Dealer agree that, on each Unwind Settlement Date:

(a)          Company shall (i) deliver the Weekly Delivery Number of Shares for such Unwind Settlement Date and (ii) pay to Dealer the Weekly Settlement Cash Amount for such Unwind Settlement Date by wire transfer of immediately available funds, in each case to the Dealer account specified for such delivery or payment in Schedule B;

(b)          immediately upon receipt by Dealer of both the Weekly Delivery Number of Shares and the Weekly Settlement Cash Amount for such Unwind Settlement Date, without any further action of either party, a portion of the Aggregate Warrant Entitlement equal to the Weekly Number of Shares shall be terminated, cancelled and extinguished in all respects and deemed to have been satisfied and discharged in full;

(c)          immediately upon receipt by Dealer of both the Weekly Delivery Number of Shares and the Weekly Settlement Cash Amount for the last week of the VWAP Period (the “Termination Time”), (i) the Warrants Confirmations, the Warrants Transactions and the related side letters shall be terminated, cancelled and extinguished in all respects and deemed to have been satisfied and discharged in full and neither party shall have any further rights or obligations with respect to the Warrants Transactions, the Warrants Confirmations and related side letters and (ii) each of Dealer and Company and their respective affiliates, officers, directors, employees, attorneys, representatives, and agents shall be released and forever discharged by each other party hereto from any obligations and liability under, or in connection with, the Warrants Transactions, the Warrants Confirmations and the related side letters.

3.          Representations and Warranties of Company and Dealer.  Each of Company and Dealer represents and warrants to the other party on the date hereof that:

(g)          it is duly organized and validly existing under the laws of the jurisdiction of its organization or incorporation and, if relevant under such laws, in good standing;

(h)          it has the power to execute this Termination Agreement and any other documentation relating to this Termination Agreement, to deliver this Termination Agreement and each such other document relating thereto (if any) and to perform its obligations hereunder and thereunder (as applicable) and has taken all necessary action to authorize such execution, delivery and performance;

(i)           (i) it is entering into this Termination Agreement as principal (and not as agent or in any other capacity); (ii) neither the other party nor any of the other party’s Affiliates or agents are acting as a fiduciary for it; (iii) it is not relying upon any representations except those expressly set forth herein; (iv) it has consulted with its own legal, regulatory, tax, business, investment, financial, and accounting advisors to the extent that it has deemed necessary, and it has made its own investment, hedging, and trading decisions based upon its own judgment and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by the other party or any of the other party’s Affiliates or agents; and (v) it is entering into this Termination Agreement with a full understanding of the terms, conditions and risks thereof and it is capable of assuming, and willing to assume, those risks;

(j)           such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets;

(k)           all governmental and other consents that are required to have been obtained by it with respect to this Termination Agreement have been obtained and are in full force and effect and all conditions of any such consents have been complied with; and

(l)          its obligations under this Termination Agreement constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors’ rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)).

4.          Representation as to Retention of Interests.  On the date hereof and at all times prior to the Termination Time, each party represents to the other that it (i) has not assigned any interest in or delegated any obligation under the Warrants Transactions to any other party and (ii) remains a party to the Warrants Transactions as set forth in the Warrants Confirmations to the full extent as on the date of execution thereof.

5.          Additional Representations, Warranties, and Agreements of Company.  Company represents and warrants to Dealer and agrees with Dealer on the date hereof that:

(k)	Company is not, on the date hereof, in possession of any material non-public information with respect to Company or the Shares.

(l)
Company is not entering into this Termination Agreement to create actual or apparent trading activity in the Shares (or any security convertible into or exchangeable for the Shares) or to raise or depress or otherwise manipulate the price of the Shares (or any security convertible into or exchangeable for the Shares) or otherwise in violation of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(m)
Company is entering into this Agreement in good faith and not as a part of a plan or scheme to evade the compliance with federal securities laws including, without limitation, Rule 10b-5 promulgated under the Exchange Act.

(n)
The Warrant Shares have been reserved for issuance by all required corporate action of Company, have been duly authorized and, when delivered to Dealer as contemplated by the terms of the Warrants Transactions and this Unwind Agreement, will be validly issued, fully paid and non-assessable, and the issuance of the Warrant Shares will not be subject to any preemptive or similar rights.

(o)
Company is not and, after consummation of the transactions contemplated hereby, will not be required to register as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

(p)
Company is an “eligible contract participant” (as such term is defined in Section 1a(18) of the Commodity Exchange Act, as amended, other than a person that is an eligible contract participant under Section 1a(18)(C) of the Commodity Exchange Act).

(q)	Company is not “insolvent” (as such term is defined under Section 101(32) of the U.S. Bankruptcy Code (Title 11 of the United States Code) (the “Bankruptcy Code”)).

(r)
On each day during the VWAP Period, Company shall not cause the Shares or any securities that are convertible into, or exchangeable or exercisable for, Shares to be subject to a “restricted period,” as such term is defined in Regulation M under the Exchange Act.  Company shall not engage in any “distribution,” as such term is defined in Regulation M under the Exchange Act, other than a distribution meeting the requirements of the exceptions set forth in sections 101(b)(10) and 102(b)(7) of Regulation M under the Exchange Act, until the Exchange Business Day immediately following the last day of the VWAP Period.

(s)
On each Scheduled Trading Day during the VWAP Period, neither Company nor any “affiliated purchaser” (as defined in Rule 10b-18 of the Exchange Act) shall directly or indirectly (including, without limitation, by means of any cash-settled or other derivative instrument) purchase, offer to purchase, place any bid or limit order that would effect a purchase of, or commence any tender offer relating to, any Shares (or an equivalent interest, including a unit of beneficial interest in a trust or limited partnership or a depository share) or any security convertible into or exchangeable or exercisable for Shares (but excluding convertible debt); provided that this Section 5(i) shall not limit Company ‘s ability (or the ability of any “affiliate” or “affiliated purchaser” of Company ), (i) pursuant to its employee incentive plans, to re-acquire Shares in connection with the related equity transactions; (ii) to withhold shares to cover exercise price and/or tax liabilities associated with such equity transactions; or (iii) to grant Shares and options to “affiliates” or “affiliated purchasers” (as defined in Rule 10b-18) or the ability of such affiliates or affiliated purchasers to acquire such Shares or options, in connection with Company ‘s compensatory plans for directors, officers and employees or any agreements with respect to the compensation of directors, officers or employees of any entities that are acquisition targets of Company , so long as, in the case of clause (i), (ii) or (iii) of this proviso, any such re-acquisition, withholding, grant, acquisition or other purchase does not constitute a “Rule 10b-18 Purchase” (as defined in Rule 10b-18) and (b) Company  or such “affiliate” or “affiliated purchaser” may purchase Shares in privately negotiated (off-market) transactions that do not, directly or indirectly, involve purchases on any securities exchange and are not “Rule 10b-18 purchases” (as defined in Rule 10b-18), in each case without Dealer’s consent.

(t)
On or prior to the date hereof,  Company has notified Dealer of the total number of Shares, if any, purchased by or for Company or any of its affiliated purchasers in Rule 10b-18 purchases of blocks (all as defined in Rule 10b-18 under the Exchange Act) pursuant to the once-a-week block exception set forth in Rule 10b-18(b)(4) during the four full calendar weeks immediately preceding the date hereof.

6.          Company Acknowledgement.  Company acknowledges and agrees that (i) Dealer shall make its own determination as to whether, when or in what manner any hedging or market activities in securities of Issuer shall be conducted and shall do so in a manner that it deems appropriate to hedge its price and market risk with respect to the Warrants Transactions and this Termination Agreement; (ii) Company does not have, and shall not attempt to exercise, any influence over how, when or whether Dealer (or its agents or Affiliates) effects purchases or sales of securities of Company in connection with the Warrants Transactions or this Termination Agreement, (iii) at any time during the VWAP Period, Dealer and its affiliates or agents may buy or sell Shares or other securities or buy or sell options or futures contracts or enter into swaps or other derivative securities in order to adjust its hedge position with respect to the Warrants Transactions and this Termination Agreement; (iv) Dealer and its affiliates or agents also may be active in the market for Shares other than in connection with hedging activities in relation to the Warrants Transactions and this Termination Agreement; and (v) any market activities of Dealer and its affiliates or agents with respect to Shares may affect the market price and volatility of Shares, as well as any Daily VWAP, each in a manner that may be adverse to the Company.

7.          Adjustment of Warrants Transactions. If any event or condition occurs after the date of this Unwind Agreement and on or before the last VWAP Trading Day of the VWAP Period, if any, and such event or condition would have permitted Dealer or the Calculation Agent to adjust the terms of the Warrants Transactions under the Warrants Confirmations, Dealer may (but is not obligated to) adjust the Daily Value Amount in the table set forth in Schedule A hereto as necessary to reflect the economic effect, if any, of such event or condition on the Daily Value Amount.   If any event or condition occurs after the date of this Unwind Agreement and on or before the last VWAP Trading Day of the VWAP Period, if any, and such event or condition would have required Dealer or the Calculation Agent to adjust the terms of the Warrants Transactions under the Warrants Confirmations, Dealer shall adjust the Daily Value Amount in the table set forth in Schedule A hereto as necessary to reflect the economic effect, if any, of such event or condition on the Daily Value Amount.  In each case, for the avoidance of doubt, any such adjustment to the Daily Value Amount shall be the sole means of adjustment to reflect any such economic effect, and shall be in lieu any adjustment to the terms of the Warrants Transactions pursuant to the Warrants Confirmations and provided, further, that notwithstanding any other provision of this Termination Agreement or the Warrants Confirmations, no adjustment shall be made to the Daily Value Amounts set forth in the table in Schedule A hereto or otherwise in respect of the declaration by the Board of Directors of the Company or the payment by the Company of an ordinary cash dividend in the amount of $0.08 per share per fiscal quarter. Dealer and Calculation Agent agree to act in good faith and in a commercially reasonable manner in making any determinations and adjustments pursuant to this Termination Agreement or the Warrants Confirmations.

8.          Notices.  For purposes of this Termination Agreement, the addresses for notices or communications to the parties shall be as set forth in the Warrants Confirmations.

9.          Governing Law.  This Termination Agreement and any claim, controversy or dispute arising under or related to this termination agreement shall be governed by the laws of the state of New York. the parties hereto irrevocably submit to the exclusive jurisdiction of the courts of the state of New York and the United States Court for the Southern District of New York in connection with all matters relating hereto and waive any objection to the laying of venue in, any claim of inconvenient forum with respect to, these courts.

10.          Waiver of Trial by Jury.  EACH OF COMPANY AND DEALER HEREBY IRREVOCABLY WAIVES (ON ITS OWN BEHALF AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ON BEHALF OF ITS STOCKHOLDERS) ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THE TRANSACTION OR THE ACTIONS OF DEALER OR ITS AFFILIATES IN THE NEGOTIATION, PERFORMANCE OR ENFORCEMENT HEREOF.

11.          Amendments.  No amendment, modification, waiver, or termination in respect of this Termination Agreement will be effective unless in writing (including a writing evidenced by a facsimile transmission) and executed by both of the parties.

12.          Counterparts.  This Termination Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.  Delivery of an executed counterpart signature page by e-mail (PDF) or telecopy shall be effective as delivery of a manually executed counterpart of this Termination Agreement.

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IN WITNESS WHEREOF, the parties have executed this Termination Agreement with effect from the date specified on the first page of this Termination Agreement.

CINEMARK HOLDINGS, INC

By:
Name:
Title:

[●]

By:
Name:
Title:

[Signature Page to Warrants Unwind and Termination Agreement]

Schedule A

The Daily Value Amount shall be determined by Dealer according to the table below.
.
Daily VWAP	Daily Value Amount
$[___] or below	$[____]
$[___]	$[____]
$[___]	$[____]
$[___]	$[____]
$[___]	$[____]
$[___]	$[____]
$[___]	$[____]
$[___]	$[____]
$[___] or above	$[____]

Schedule B
Dealer Delivery Instructions for Shares and Cash

Dealer Securities Account to which shares of Common Stock are to be delivered:

Dealer Cash Receipt Account to receive payment of Settlement Cash Amount:

Bank Routing Number:	[●]
SWIFT Code:	[●]
General Bank Reference Address	[●]
Account Number:	[●]
Account Name	[●]